UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2017

Date of reporting period:	December 1, 2016 — May 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam High Yield Fund

Semiannual report
5 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield
Fund

Semiannual report
5 | 31 | 17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

July 7, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through the first half of 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the “lost decade” in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today’s equity markets, high-yield bonds may be worth considering.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors’ perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversifiedp ortfolio.

2 High Yield Fund

Sources: S&P, JPMorgan, as of 12/31/16. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 14.

4 High Yield Fund

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, how would you describe the market environment for high-yield bonds during the six-month reporting period ended May 31, 2017?

Fueled by persistent demand for higher-yielding securities amid a generally supportive fundamental backdrop, high-yield bonds performed well, gaining 6.97% for the six-month period, as measured by the fund’s benchmark, the JPMorgan Developed High Yield Index.

High yield began the period on a strong note, advancing 2.20% in December 2016. Positive fundamental implications of higher oil prices and potentially supportive fiscal and regulatory policy changes by the incoming Trump administration bolstered the asset class. Alongside new record highs for stocks, December flows into high-yield retail funds were the largest since July 2016.

The rally continued in January and February, driven by investor optimism despite few specifics on the Trump administration’s plans for tax reform, deregulation, and infrastructure spending. Rising stock prices, solid economic data, strong earnings, plateauing Treasury yields, and modest net new issuance also aided the asset class.

High Yield Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Fund

March was a volatile period for high yield, as the asset class declined for most of the month before recovering in the final week. The market was buffeted by hawkish rhetoric from the Federal Reserve, a sharp decline in oil prices, rising stock market volatility, heavy new issuance, and a failed effort by the U.S. House of Representatives to repeal the Affordable Care Act. Later in the month, however, oil prices rebounded to a three-week high amid signs of growing U.S. demand, a supply disruption in Libya, and speculation that the Organization of Petroleum Exporting Countries might extend its supply cuts into May.

The market’s uptrend resumed in April and May, aided by a favorable response to the presidential election outcome in France, a strong corporate earnings season, and optimism about the Trump administration’s proposed tax plan. A slight downward trend in Treasury yields, as well as light new-issue volume, provided further support.

From a credit-quality perspective, lower-quality bonds outperformed the market, reflecting a continuation of the favorable environment for riskier assets. Higher-quality BB-rated credits were the weakest relative performers, but still posted a solid total return of 4.09%.

Gains were broad-based across industries, led by health care (+10%), chemicals (+9%), and cable & satellite (+8%). By contrast, retail (+1%) was the biggest laggard, as the sector was weighed down by concerns about shifting consumer shopping preferences.

The fund trailed its benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Generally speaking, we take a fairly conservative approach to credit risk. Historically, during periods when market gains are led by lower-quality securities — as was the case the past six months — the fund has generated a solid absolute return but has tended to lag the benchmark.

From a sector perspective, security selection in gaming, lodging & leisure, housing, and metals & mining helped relative results. On the downside, overall positioning in energy, an underweight in services, and selection in technology hampered performance versus the benchmark.

Also, an allocation to floating-rate bank loans was a detractor for the period, as the asset class posted a positive return but lagged the fund’s high-yield benchmark.

Which individual holdings aided benchmark-relative performance?

An overweighting in Scientific Games, a maker of lottery terminals and slot machines, was among our top relative contributors. The firm benefited from contract renewals and a recovery in resort markets, including Las Vegas and Macau.

TMS International (formerly known as Tube City), a provider of onsite mill services for steelmakers, also contributed, benefiting from stronger-than-expected earnings amid the recovery in global commodity prices.

Wireless communications provider Sprint Communications also helped versus the benchmark. The firm’s bond prices rose on the potential for consolidation in the wireless industry due to changes in the regulatory environment under the Trump administration. In addition, the completion of the U.S. government’s wireless airwaves auction in mid-April allowed firms in the telecommunications sector to resume deal talks after April 27. Participants were prohibited from such discussions while the auction was occurring, as a safeguard against bidding collusion.

Which investments weren’t as productive this period?

Luxury department store operator Neiman Marcus was the biggest relative detractor. The upscale retailer continues to face significant challenges due to the weak retail environment,

High Yield Fund 7

including declining sales and earnings resulting from softer demand for full-priced luxury goods.

Our investment in Canadian pharmaceutical firm Concordia International was hurt as the firm posted disappointing earnings amid increased pricing pressure on generic drugs. Concordia reported improved earnings in May, however, helping its bonds to rebound late in the period.

What is your outlook for the high-yield market over the coming months?

We evaluate the high-yield market through three lenses: fundamentals, valuation, and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental environment remained positive, while technicals and valuation were neutral.

Looking at fundamentals, first-quarter U.S. corporate earnings were the strongest since 2011, according to our research. In our view, high-yield issuers’ credit metrics have improved, and we think corporate fundamentals are likely to remain strong. Our positive fundamental outlook is tempered to a degree by uncertainty regarding the level of near-term success the Trump administration will have in implementing its policy agenda.

Turning to valuation, high-yield credit spreads — the yield advantage high-yield bonds offer over comparable-maturity U.S. Treasuries — continued to compress during the period, and the average bond price within the index was close to par [face value]. As a result, the asset class is not compellingly cheap, but is in a range of fair value, in our view, given corporate fundamental strength.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Fund

As for technicals, new issuance of high-yield bonds totaled $148.5 billion for the year-to-date period through May 31, 2017, which was 19% higher than the same period in 2016. However, 65% of newly issued bonds year to date were used to refinance existing debt, as corporations sought to capitalize on tight spread levels to refinance and extend their maturities. According to data from JPMorgan, the amount of new issuance excluding refinancing is at its lowest level since 2011. Meanwhile, high-yield retail fund flows were negative for the 2017 year-to-date period (-$9.1 billion), compared with inflows of $7 billion for the first five months of 2016.

How was the fund positioned in light of this outlook?

As always, we plan to maintain broad diversification across market sectors. From a credit-quality perspective, the majority of the fund’s holdings at period-end were in split BB-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. Later in the period, we increased the fund’s allocation to CCC-rated credits to bring the portfolio’s overall risk level closer to that of the benchmark.

At the sector/industry level, we favored gaming, lodging & leisure, housing, chemicals, and utilities. Conversely, we had a relatively negative view toward retail, given weak earnings trends and longer-term issues related to brick-and-mortar versus online sales. Consequently, we plan to maintain underweight exposure there. The fund also had lighter-than-benchmark exposure to services, technology, food & beverages, transportation, health care, and consumer products.

We modestly reduced the fund’s allocation to bank loans from roughly 7% of total assets early in the period to about 6% by the end of the period. Due to the large volume of refinancing occurring in the bank-loan market, loan credit spreads continued to tighten over the past six months. As a result, while loans can provide the fund with a degree of ballast against market volatility, and their coupons adjust higher as market interest rates rise, we thought their value relative to high-yield bonds had diminished.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

Effective July 2017, the fund’s dividend rate was trimmed from $0.027 to $0.024 per class A share. The fund had maintained a stable dividend since December 2013. However, a decrease in the level of portfolio income made this reduction necessary. Similar reductions were made to other share classes.

High Yield Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (3/25/86)
Before sales charge	7.44%	82.77%	6.22%	35.31%	6.23%	10.99%	3.54%	11.54%	5.64%

After sales charge	7.29	75.46	5.78	29.89	5.37	6.55	2.14	7.08	1.41

Class B (5/16/94)
Before CDSC	7.19	72.17	5.58	30.07	5.40	8.26	2.68	10.62	5.20

After CDSC	7.19	72.17	5.58	28.07	5.07	5.46	1.79	5.62	0.20

Class C (3/30/07)
Before CDSC	6.63	69.57	5.42	30.23	5.43	8.36	2.71	10.72	5.26

After CDSC	6.63	69.57	5.42	30.23	5.43	8.36	2.71	9.72	4.26

Class M (12/1/94)
Before sales charge	7.15	78.39	5.96	33.55	5.96	9.97	3.22	11.33	5.53

After sales charge	7.03	72.59	5.61	29.21	5.26	6.39	2.09	7.71	2.10

Class R (3/30/07)
Net asset value	7.17	78.59	5.97	33.58	5.96	10.16	3.28	11.35	5.55

Class Y (12/31/98)
Net asset value	7.63	87.30	6.48	37.00	6.50	11.68	3.75	11.95	5.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 High Yield Fund

Comparative index returns For periods ended 5/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

JPMorgan Developed
High Yield Index	—†	110.22%	7.71%	43.80%	7.54%	15.03%	4.78%	14.76%	6.97%

Lipper High Yield
Funds category	7.22%	77.37	5.86	34.63	6.10	10.13	3.25	11.42	5.89
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/17, there were 688, 663, 567, 452, 304, and 19 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.162		$0.140	$0.142	$0.155		$0.156	$0.168

Capital gains	—		—	—	—		—	—

Total	$0.162		$0.140	$0.142	$0.155		$0.156	$0.168

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/16	$5.78	$6.02	$5.63	$5.61	$5.76	$5.95	$5.76	$6.05

5/31/17	5.94	6.19	5.78	5.76	5.92	6.12	5.92	6.23

	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	5.45%	5.23%	4.98%	5.21%	5.07%	4.90%	5.27%	5.39%

Current 30-day
SEC yield[2]	N/A	4.30	3.72	3.75	N/A	4.02	4.18	4.71

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

High Yield Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (3/25/86)
Before sales charge	7.41%	85.45%	6.37%	32.26%	5.75%	9.76%	3.15%	10.57%	3.67%

After sales charge	7.27	78.04	5.94	26.97	4.89	5.37	1.76	6.14	–0.48

Class B (5/16/94)
Before CDSC	7.17	74.97	5.75	27.30	4.95	7.39	2.40	9.83	3.37

After CDSC	7.17	74.97	5.75	25.33	4.62	4.61	1.51	4.83	–1.63

Class C (3/30/07)
Before CDSC	6.60	72.05	5.58	27.24	4.94	7.29	2.37	9.73	3.24

After CDSC	6.60	72.05	5.58	27.24	4.94	7.29	2.37	8.73	2.24

Class M (12/1/94)
Before sales charge	7.12	81.00	6.11	30.54	5.48	8.91	2.89	10.16	3.56

After sales charge	7.01	75.12	5.76	26.30	4.78	5.37	1.76	6.58	0.19

Class R (3/30/07)
Net asset value	7.15	81.21	6.13	30.57	5.48	8.93	2.89	10.18	3.57

Class Y (12/31/98)
Net asset value	7.60	89.99	6.63	33.80	6.00	10.49	3.38	10.83	3.93

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 11/30/16*	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%

Annualized expense ratio for the
six-month period ended 5/31/17†	1.10%	1.85%	1.85%	1.35%	1.35%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes one time annualized merger costs of 0.04%.

12 High Yield Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/16 to 5/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.64	$9.46	$9.47	$6.92	$6.92	$4.36

Ending value (after expenses)	$1,056.40	$1,052.00	$1,052.60	$1,055.30	$1,055.50	$1,058.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/17, use the following calculation method. To find the value of your investment on 12/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.54	$9.30	$9.30	$6.79	$6.79	$4.28

Ending value (after expenses)	$1,019.45	$1,015.71	$1,015.71	$1,018.20	$1,018.20	$1,020.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14 High Yield Fund

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2017, Putnam employees had approximately $497,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 High Yield Fund

The fund’s portfolio 5/31/17 (Unaudited)

	Principal
CORPORATE BONDS AND NOTES (88.0%)*	amount	Value

Advertising and marketing services (0.5%)

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	$1,045,000	$1,084,188

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	115,000	120,808

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	3,289,000	3,441,116

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	2,285,000	2,399,250

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	2,265,000	2,366,925

		9,412,287

Automotive (0.5%)

IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡	3,365,000	3,398,650

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	5,639,000	5,716,536

		9,115,186

Broadcasting (2.0%)

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	1,020,000	1,076,100

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,735,000	1,741,506

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	4,650,000	4,806,938

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	3,215,000	3,263,225

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	3,750,000	2,969,513

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	5,010,000	5,047,575

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	4,895,000	5,035,731

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	2,310,000	2,460,150

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	1,420,000	1,430,650

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	2,275,000	2,397,281

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	3,404,000	3,361,450

		33,590,119

Building materials (1.0%)

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	3,769,000	4,018,696

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	4,808,000	5,048,400

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,760,000	1,900,800

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	3,355,000	3,526,944

Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	2,185,000	2,236,894

		16,731,734

High Yield Fund 17

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Capital goods (7.2%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$6,575,000	$6,747,594

Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	3,865,000	3,932,638

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	5,910,000	6,441,900

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	2,540,000	2,647,950

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	2,985,000	3,107,385

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	1,460,000	1,503,800

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	6,374,000	6,501,480

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	1,330,000	1,418,113

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	995,000	1,042,760

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	4,667,000	5,186,204

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	5,248,000	5,772,800

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	1,938,000	2,248,080

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	9,720,000	9,890,100

Great Lakes Dredge & Dock Corp. 144A company guaranty sr.
unsec. notes 8.00%, 5/15/22	4,180,000	4,242,700

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	4,924,000	5,195,214

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	5,320,000	6,996,018

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	7,966,000	9,240,560

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	5,010,000	5,047,575

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,526,000	1,590,855

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	2,267,000	2,369,015

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	3,225,000	3,358,031

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.658%, 7/15/21	280,000	285,600

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	2,783,000	2,995,190

Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25	695,000	724,538

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	2,960,000	3,093,200

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	2,045,000	2,068,006

TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)	8,500,000	9,031,250

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	2,190,000	2,244,750

18 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Capital goods cont.

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	$1,291,000	$1,342,640

TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	1,160,000	1,200,600

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	4,135,000	4,352,088

		121,818,634

Chemicals (4.0%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	3,254,000	3,457,375

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	4,610,000	4,702,200

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	3,460,000	3,542,175

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	3,625,000	4,422,500

Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	2,324,000	2,416,960

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	4,515,000	5,000,363

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	845,000	901,945

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	5,115,000	5,025,488

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	6,848,000	7,806,720

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	2,624,000	3,037,280

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	2,575,000	2,710,188

NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	3,568,000	3,572,460

NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	2,007,000	2,012,018

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	520,000	576,550

Platform Specialty Products Corp. 144A sr. unsec. notes
6.50%, 2/1/22	1,290,000	1,328,700

SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)	3,585,000	3,665,663

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	1,000,000	1,010,000

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	3,450,000	3,583,688

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	3,010,000	3,152,975

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	5,720,000	6,170,450

		68,095,698

High Yield Fund 19

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Coal (0.2%)

Alliance Resource Operating Partners LP/Alliance Resource
Finance Corp. 144A sr. unsec. notes 7.50%, 5/1/25	$1,670,000	$1,732,625

Murray Energy Corp. 144A notes 11.25%, 4/15/21	2,534,000	1,938,510

		3,671,135

Commercial and consumer services (0.8%)

CDK Global, Inc. 144A sr. unsec. bonds 4.875%, 6/1/27	1,425,000	1,440,148

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	2,325,000	2,429,625

GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)	3,865,000	3,990,613

IHS Markit Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,365,000	1,433,250

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	3,895,000	4,084,881

		13,378,517

Communication services (10.3%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	605,000	643,569

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	1,755,000	1,842,750

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	5,505,000	5,855,944

Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	2,335,000	2,533,475

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	470,000	527,575

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	4,433,000	4,588,155

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	2,040,000	2,156,321

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	5,488,000	5,885,880

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	1,799,000	1,922,681

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	4,130,000	4,344,264

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	2,800,000	3,115,000

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	6,350,000	6,481,001

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	2,122,000	2,164,440

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	5,556,000	5,904,361

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	8,190,000	8,364,038

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	1,050,000	1,160,250

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	8,250,000	9,606,053

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	4,425,000	4,196,006

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	4,770,000	4,603,050

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	2,410,000	2,566,650

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	1,613,000	1,508,155

20 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Communication services cont.

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	$4,067,000	$4,000,911

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	765,000	813,769

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	1,506,000	1,344,105

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	1,832,000	1,021,340

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	5,925,000	3,166,172

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	2,290,000	2,788,075

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	715,000	757,900

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	3,395,000	3,672,949

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	5,790,000	6,043,313

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	1,180,000	1,237,525

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	6,647,000	7,369,861

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	409,313

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	976,000	1,071,160

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	10,670,000	12,323,850

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	7,715,000	8,758,917

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	2,205,000	2,234,613

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	3,504,000	3,731,760

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	5,440,000	5,895,600

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	2,355,000	2,508,075

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	4,093,000	4,307,883

Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	3,340,000	3,557,100

Videotron Ltd./Videotron Ltee. 144A sr. unsec. bonds 5.125%,
4/15/27 (Canada)	1,640,000	1,697,400

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	4,323,000	4,603,995

Virgin Media Finance PLC 144A company guaranty sr. unsec. notes
6.375%, 4/15/23 (United Kingdom)	2,005,000	2,100,238

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	3,145,000	3,196,106

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	2,884,000	2,988,401

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	3,544,000	3,005,879

		174,575,828

High Yield Fund 21

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Construction (3.0%)

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	$4,865,000	$5,254,200

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	5,960,000	6,228,200

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	4,476,000	5,192,160

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	5,320,000	5,519,500

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	2,740,000	2,921,525

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	3,580,000	3,777,258

Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	850,000	911,625

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,215,000	1,280,306

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,714,000	1,791,130

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	3,863,000	4,036,835

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	1,870,000	1,954,150

USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	2,510,000	2,535,100

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	3,035,000	3,217,100

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	6,061,000	5,879,170

		50,498,259

Consumer (0.3%)

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	2,195,000	2,332,407

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	230,000	241,788

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	2,020,000	2,141,200

		4,715,395

Consumer staples (3.9%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	3,512,000	3,655,816

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,565,000	1,609,994

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	2,685,000	2,685,000

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	2,050,000	2,193,500

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24	5,810,000	6,071,450

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	4,685,000	4,919,250

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	9,339,000	9,829,298

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	4,160,000	4,399,200

22 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Consumer staples cont.

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	$2,557,000	$2,157,469

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25	2,898,000	2,854,530

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	2,765,000	2,901,176

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	2,765,000	2,876,430

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	3,385,000	3,469,625

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	861,000	882,525

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	2,040,000	2,106,300

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	1,830,000	1,875,750

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	1,205,000	1,229,100

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	1,969,000	1,747,488

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	4,432,000	4,146,624

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	5,171,000	5,136,354

		66,746,879

Energy (oil field) (0.3%)

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7.50%, 12/1/20	1,885,000	1,677,650

FTS International, Inc. 144A company guaranty sr. sub. FRN
8.631%, 6/15/20	817,000	831,298

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	4,230,000	423

Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	645,000	683,700

Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	1,195,000	1,344,375

		4,537,446

Entertainment (2.1%)

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	1,060,000	1,108,760

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	2,885,000	2,994,919

AMC Entertainment Holdings, Inc. 144A company guaranty sr.
unsec. sub. bonds 6.125%, 5/15/27	1,293,000	1,336,639

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26	2,077,000	2,139,310

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	2,681,000	2,754,728

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	1,834,000	1,866,077

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20	4,120,000	4,367,200

High Yield Fund 23

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Entertainment cont.

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	$1,795,000	$1,943,088

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	1,590,000	1,609,875

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	1,750,000	1,798,125

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	2,870,000	2,995,563

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	4,635,000	4,774,050

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	5,165,000	5,197,281

		34,885,615

Financials (8.0%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	3,730,000	3,776,625

Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	2,759,000	2,917,643

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	9,127,000	11,020,853

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,865,000	2,976,019

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	3,337,000	4,438,210

ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	2,605,000	2,552,900

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)	2,000,000	2,095,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	1,010,000	1,080,700

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	635,000	702,469

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	495,000	541,483

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	6,275,000	6,745,625

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	2,111,000	2,284,524

Citigroup, Inc. jr. unsec. sub. FRN Ser. T, 6.25%, perpetual maturity	645,000	703,856

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	4,425,000	3,849,750

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	3,190,000	3,345,513

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	760,000	911,663

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	1,685,000	1,706,063

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	1,520,000	1,531,400

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	3,350,000	3,509,125

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	2,610,000	1,539,900

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	3,247,000	4,027,345

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	4,490,000	4,588,062

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	1,020,000	1,022,550

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	4,303,000	4,496,635

24 High Yield Fund

		Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.		amount	Value

Financials cont.

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		$2,045,000	$2,137,025

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,985,000	2,066,881

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		558,000	572,648

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		1,757,000	1,798,729

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)		221,000	192,270

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		1,265,000	1,287,138

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37		1,225,000	1,482,250

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	1,355,000	3,255,792

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$793,000	872,300

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		3,415,000	3,525,988

MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R		1,370,000	1,477,888

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		4,332,000	4,424,055

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19		1,600,000	1,676,000

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		2,232,000	2,349,180

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		3,705,000	3,779,100

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		7,490,000	9,044,175

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		1,800,000	1,876,500

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		1,210,000	1,334,025

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.125%, 5/15/22		2,190,000	2,262,051

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		1,145,000	1,176,488

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,583,000	2,634,660

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21		120,000	122,850

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24		710,000	741,950

Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25		2,878,000	2,942,755

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		3,089,000	2,934,550

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24		3,261,000	3,415,898

USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		3,092,000	3,130,650

			134,877,709

High Yield Fund 25

		Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.		amount	Value

Forest products and packaging (2.9%)

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		$5,720,000	$5,934,500

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		4,435,000	4,534,788

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		4,305,000	4,380,338

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)		4,296,000	4,177,860

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25		4,194,000	4,393,215

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		5,383,000	5,450,288

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		5,971,000	6,403,898

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)		835,000	868,400

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)		3,720,000	3,982,632

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27		395,000	440,425

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33		3,042,000	3,346,200

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		4,198,000	4,932,650

			48,845,194

Gaming and lottery (3.5%)

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		3,385,000	3,664,263

Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26		1,095,000	1,194,755

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22		1,160,000	1,197,700

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		4,280,000	4,643,800

Eldorado Resorts, Inc. 144A sr. unsec. unsub. notes 6.00%, 4/1/25		910,000	956,638

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	5,154,000	3,948,914

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		$6,195,000	6,737,063

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		8,017,000	8,307,616

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		1,150,000	1,213,250

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		2,320,000	2,346,100

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		5,220,000	5,285,250

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		11,399,000	12,410,661

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20		1,145,000	1,129,256

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		3,470,000	3,704,225

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		2,644,000	2,716,736

			59,456,227

26 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Health care (6.6%)

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23	$2,457,000	$2,377,148

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	3,320,000	3,607,379

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25	911,000	940,608

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	2,785,000	2,904,755

CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	1,580,000	1,638,065

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	7,871,000	6,995,351

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8.00%, 11/15/19	1,464,000	1,471,320

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20	1,159,000	1,141,615

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)	4,400,000	891,000

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)	605,000	450,725

Eagle Holding Co II, LLC 144A sr. unsec. unsub. notes
7.625%, 5/15/22 ‡‡	1,140,000	1,175,944

Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. sub. notes 5.875%, 10/15/24 (Ireland)	625,000	646,094

Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	875,000	784,000

Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	5,845,000	5,384,706

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	2,248,000	2,040,060

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	4,310,000	4,471,625

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	2,970,000	3,226,311

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	6,815,000	7,487,981

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	1,115,000	1,285,038

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	3,735,000	3,949,763

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	1,996,000	2,240,510

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	3,215,000	2,957,800

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,395,000	2,541,694

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	670,000	675,025

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	6,020,000	5,734,050

Patheon Holdings I BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)	2,277,000	2,433,544

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	4,229,000	4,355,870

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	4,700,000	4,952,155

High Yield Fund 27

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Health care cont.

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	$2,030,000	$2,090,900

Tenet Healthcare Corp. company guaranty sr. FRN 4.631%, 6/15/20	4,245,000	4,276,838

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	1,075,000	1,134,125

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	340,000	351,475

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	3,585,000	3,840,431

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	5,525,000	4,447,625

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	3,930,000	3,200,494

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	1,060,000	908,950

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	1,740,000	1,405,415

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	4,755,000	4,428,332

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	3,475,000	3,674,847

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22	1,155,000	1,212,519

WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	1,615,000	1,701,806

		111,433,893

Homebuilding (1.7%)

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	4,130,000	4,264,225

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	1,750,000	1,802,500

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	1,740,000	1,933,575

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,815,000	1,955,663

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	3,720,000	3,836,250

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	980,000	1,023,032

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	155,000	163,525

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	820,000	830,250

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	4,473,000	4,609,874

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	5,189,000	5,976,171

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	360,000	380,475

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 4.875%, 6/1/23	2,210,000	2,226,575

		29,002,115

28 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Lodging/Tourism (1.3%)

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	$4,580,000	$4,969,300

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	5,095,000	5,362,488

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	3,725,000	3,948,500

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27	3,680,000	3,808,800

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	235,000	250,120

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	712,000	786,760

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	945,000	1,060,763

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	2,680,000	2,643,150

		22,829,881

Media (0.9%)

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24	3,795,000	4,183,988

EW Scripps Co. (The) 144A company guaranty sr. unsec. notes
5.125%, 5/15/25	2,040,000	2,088,450

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,840,000	1,876,800

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	1,283,000	1,329,509

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	2,351,000	2,418,591

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	2,566,000	2,626,943

		14,524,281

Metals (4.4%)

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	3,538,000	3,849,804

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	555,000	552,225

Anglo American Capital PLC 144A company guaranty sr. unsec.
notes 4.75%, 4/10/27 (United Kingdom)	1,945,000	2,008,213

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,909,000	2,138,080

ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)	480,000	537,504

Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	2,104,000	1,967,240

Constellium NV 144A sr. unsec. notes 6.625%, 3/1/25 (Netherlands)	1,685,000	1,628,131

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	3,835,000	3,858,969

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 4/1/23 (Canada)	790,000	795,925

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	2,379,000	2,450,370

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	1,481,000	1,551,348

High Yield Fund 29

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Metals cont.

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	$1,175,000	$1,098,625

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	1,520,000	1,573,200

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	3,320,000	3,477,700

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	900,000	970,875

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,975,000	3,196,281

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	3,260,000	3,700,100

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	2,260,000	2,299,550

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	1,982,000	2,026,595

New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	990,000	1,014,750

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	5,845,000	6,049,575

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	3,515,000	3,699,538

Park-Ohio Industries, Inc. 144A company guaranty sr. unsec. notes
6.625%, 4/15/27	3,562,000	3,717,838

Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	1,375,000	1,399,063

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	5,540,000	5,742,210

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,520,000	1,609,300

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,150,000	1,188,813

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	1,340,000	1,400,300

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	1,180,000	1,160,825

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	480,000	553,800

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	3,619,000	3,664,238

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	3,552,000	4,013,760

		74,894,745

Oil and gas (12.4%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	6,115,000	6,405,463

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,210,000	1,240,250

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	1,350,000	1,365,188

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	2,159,000	2,221,071

30 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Oil and gas cont.

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	$2,276,000	$2,332,900

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	435,000	405,094

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	2,113,000	1,669,270

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	6,405,000	4,795,744

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	5,190,000	5,786,850

Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	7,112,000	7,636,510

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	2,705,000	2,742,194

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	2,298,000	2,154,375

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	4,644,000	5,021,325

Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	1,595,000	1,563,100

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	2,001,000	1,990,995

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	5,983,000	6,177,448

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	2,708,000	2,762,160

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	327,000	337,219

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	2,323,000	1,987,605

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,795,000	1,677,248

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	4,707,000	4,712,884

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	2,415,000	2,360,663

Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	4,465,000	4,576,625

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	2,493,000	1,904,029

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	4,302,000	4,409,550

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	3,145,000	4,179,856

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	5,030,000	5,180,900

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	1,355,000	1,358,388

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	3,989,000	4,238,313

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7.75%, 9/1/22	550,000	440,000

High Yield Fund 31

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Oil and gas cont.

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	$9,089,000	$8,316,435

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	3,455,000	2,954,025

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	1,068,000	1,102,710

Halcon Resources Corp. 144A company guaranty notes
12.00%, 2/15/22	861,000	994,455

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	1,955,000	2,368,058

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	3,485,000	3,676,675

KCA Deutag UK Finance PLC 144A company guaranty sr. notes
9.875%, 4/1/22 (United Kingdom)	2,748,000	2,823,570

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	6,125,000	6,308,701

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	938,000	920,413

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	1,862,000	1,610,630

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	985,000	844,638

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,060,000	1,036,150

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	3,567,000	3,736,433

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	3,137,000	3,325,220

Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	2,218,000	2,351,080

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,481,000	2,592,645

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	3,426,000	3,022,383

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	1,366,000	1,383,075

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	1,860,000	1,876,275

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	3,307,000	3,344,204

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	2,840,000	2,875,500

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	115,000	106,375

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	2,950,000	3,045,875

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	5,431,000	5,634,663

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	1,765,000	1,757,269

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	1,580,000	1,587,900

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	2,315,000	2,286,063

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	3,360,000	3,536,400

32 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Oil and gas cont.

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	$2,320,000	$2,424,400

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	2,190,000	219

Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	2,540,000	2,533,650

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	4,225,000	4,267,250

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	3,453,000	3,194,025

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	1,905,000	1,866,900

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	570,000	561,450

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	2,270,000	2,245,881

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	2,015,000	2,100,638

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	1,010,000	1,045,350

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	1,385,000	1,464,638

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	932,000	915,690

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	1,955,000	1,950,113

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	1,300,000	1,677,000

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	1,406,000	1,673,140

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	3,000,000	3,108,750

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	1,039,000	1,137,705

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	4,310,000	4,547,050

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	4,219,000	4,261,190

		210,026,076

Retail (1.3%)

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	2,926,000	1,082,620

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	309,000	306,683

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	3,110,000	3,094,450

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	3,226,000	2,326,753

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	2,210,000	1,071,850

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	4,165,000	2,155,388

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,260,000	4,409,100

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	1,955,000	1,950,113

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	2,570,000	2,589,275

PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	1,255,000	1,170,288

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	2,474,000	2,436,890

		22,593,410

High Yield Fund 33

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Technology (4.3%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	$8,845,000	$7,230,788

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	9,413,000	10,490,356

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	3,360,000	3,649,414

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	745,000	787,372

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	5,535,000	5,977,800

First Data Corp. 144A notes 5.75%, 1/15/24	3,865,000	4,082,406

First Data Corp. 144A sr. notes 5.375%, 8/15/23	2,760,000	2,898,000

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	4,214,000	4,491,871

Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	6,922,000	7,146,965

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	4,885,000	5,086,506

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	4,020,000	4,261,200

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	915,000	953,888

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	3,720,000	3,887,400

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	4,565,000	4,736,188

Solera, LLC/Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	6,345,000	7,265,025

		72,945,179

Textiles (0.1%)

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	2,165,000	2,165,000

		2,165,000

Tire and rubber (0.3%)

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	5,366,000	5,607,470

		5,607,470

Transportation (0.7%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	5,170,000	4,950,275

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	6,413,000	6,653,488

		11,603,763

Utilities and power (3.5%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	1,311,000	1,504,373

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	5,201,000	5,396,038

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	1,610,000	1,634,150

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	3,607,000	4,120,998

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	6,715,000	6,370,856

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	1,505,000	1,565,200

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	920,000	949,900

34 High Yield Fund

	Principal
CORPORATE BONDS AND NOTES (88.0%)* cont.	amount	Value

Utilities and power cont.

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	$4,677,000	$5,200,660

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	3,360,000	3,309,600

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,749,000	1,799,284

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	4,221,000	4,094,370

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	2,332,000	2,606,010

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	2,040,000	2,177,700

GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31	2,025,000	1,832,625

GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21	1,430,000	1,290,575

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	1,120,000	814,800

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	430,000	447,200

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	2,540,000	2,590,800

NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	4,160,000	4,087,200

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	2,095,000	2,168,325

Remote Escrow Finance Vehicle, LLC 144A sr. notes 10.50%, 6/1/22	1,025,000	1,066,000

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	3,900,000	3,958,500

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	1,345,000	6,725

		58,991,889

Total corporate bonds and notes (cost $1,456,141,608)		$1,491,569,564

	Principal
SENIOR LOANS (5.9%)*[c]	amount	Value

Basic materials (0.6%)

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 5.045%, 1/6/22	$1,819,836	$1,842,047

New Arclin US Holding Corp. bank term loan FRN 10.17%, 2/14/25	680,000	688,500

Solenis International LP bank term loan FRN 7.952%, 7/31/22	2,815,000	2,799,166

Solenis International LP bank term loan FRN 4.452%, 7/31/21	2,178,635	2,184,422

TMS International Corp. bank term loan FRN Ser. B,
4.672%, 10/16/20	1,183,784	1,194,142

Zekelman Industries, Inc. bank term loan FRN Ser. B,
4.656%, 6/14/21	1,662,458	1,679,776

		10,388,053

Capital goods (0.2%)

Harsco Corp. bank term loan FRN Ser. B, 6.063%, 11/2/23	1,331,663	1,356,631

Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
5.00%, 11/30/23	1,601,498	1,614,510

		2,971,141

Communication services (0.2%)

Asurion, LLC bank term loan FRN 8.545%, 3/3/21	2,855,000	2,883,550

		2,883,550

High Yield Fund 35

	Principal
SENIOR LOANS (5.9%)*[c] cont.	amount	Value

Consumer cyclicals (2.7%)

Academy, Ltd. bank term loan FRN Ser. B, 5.127%, 7/2/22	$4,014,297	$3,246,563

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †	4,789,679	5,632,854

Caesars Growth Properties Holdings, LLC bank term loan FRN
Ser. L, 3.795%, 5/8/21	8,229,757	8,281,193

CPG International, Inc. bank term loan FRN 4.897%, 5/3/24	1,412,159	1,413,924

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	4,939,619	4,530,040

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.795%, 1/30/19	4,080,000	3,360,900

J Crew Group, Inc. bank term loan FRN Ser. B, 4.087%, 3/5/21	4,282,734	2,912,259

Navistar, Inc. bank term loan FRN Ser. B, 5.00%, 8/7/20	6,089,061	6,188,009

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	202,384	158,429

PetSmart, Inc. bank term loan FRN Ser. B, 4.01%, 3/10/22 §	1,225,000	1,177,191

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	2,023,691	1,699,900

Talbots, Inc. (The) bank term loan FRN 5.545%, 3/19/20	2,223,220	2,067,594

VGD Merger Sub, LLC bank term loan FRN 8.51%, 8/18/24	1,655,000	1,682,584

Yonkers Racing Corp. bank term loan FRN 4.25%, 5/25/24	3,140,000	3,136,075

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	—	—

		45,487,515

Consumer staples (0.3%)

Del Monte Foods, Inc. bank term loan FRN 8.26%, 8/18/21	2,430,000	1,664,550

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.544%, 9/7/23	3,989,950	3,805,415

		5,469,965

Energy (0.7%)

Chesapeake Energy Corp. bank term loan FRN 8.686%, 8/23/21	5,240,000	5,650,465

FTS International, Inc. bank term loan FRN Ser. B, 5.795%, 4/16/21	3,610,000	3,140,700

MEG Energy Corp. bank term loan FRN 4.628%, 12/31/23	1,335,000	1,331,246

Western Refining, Inc. bank term loan FRN Ser. B2, 7.50%, 6/23/23	1,091,475	1,092,157

		11,214,568

Financials (0.2%)

ASP AMC Merger Sub, Inc. bank term loan FRN Ser. B,
4.573%, 4/12/24	1,765,274	1,754,978

Capital Automotive LP bank term loan FRN 7.029%, 3/24/25	1,215,000	1,233,225

VGD Merger Sub, LLC bank term loan FRN 4.26%, 8/18/23	913,979	918,875

		3,907,078

Health care (0.4%)

Concordia International Corp. bank term loan FRN Ser. B,
5.279%, 10/21/21	3,034,869	2,195,403

Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B,
5.313%, 4/27/24	1,450,000	1,464,500

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.783%, 6/30/21	2,200,000	2,198,717

Patheon Holdings I BV bank term loan FRN Ser. B, 4.406%, 4/30/24	1,664,353	1,668,514

		7,527,134

Technology (0.5%)

Avaya, Inc. bank term loan FRN Ser. B7, 6.417%, 5/29/20
(In default) †	3,975,223	3,282,043

CCC Information Services, Inc. bank term loan FRN 7.791%, 3/30/25	1,387,000	1,416,908

36 High Yield Fund

	Principal
SENIOR LOANS (5.9%)*[c] cont.	amount	Value

Technology cont.

Kronos, Inc./MA bank term loan FRN 9.42%, 11/1/24	$2,297,000	$2,378,353

Kronos, Inc./MA bank term loan FRN Ser. B, 4.68%, 11/1/23	1,839,390	1,855,577

		8,932,881

Utilities and power (0.1%)

Dynegy Finance IV, Inc. bank term loan FRN Ser. C, 4.25%, 2/7/24	1,070,000	1,067,058

		1,067,058

Total senior loans (cost $103,083,072)		$99,848,943

COMMON STOCKS (1.0%)*	Shares	Value

ACC Claims Holdings, LLC Class A (Units) F	4,192,615	$25,156

Ally Financial, Inc.	170,920	3,168,857

Berry Plastics Group, Inc. †	22,630	1,312,314

CHC Group, LLC (acquired 3/23/17, cost $156,339) (Cayman Islands) † ∆∆	10,782	97,038

CIT Group, Inc.	53,168	2,395,218

Eldorado Resorts, Inc. †	18,896	392,092

Gaming and Leisure Properties, Inc. R	50,034	1,836,748

Halcon Resources Corp. †	131,989	802,493

Keane Group, Inc. †	173,386	2,666,677

Live Nation Entertainment, Inc. †	17,645	608,576

Milagro Oil & Gas, Inc. (Units) F	918	74,358

SandRidge Energy, Inc. †	48,331	956,470

Seven Generations Energy, Ltd. (Canada) †	92,240	1,654,495

Tervita Corp. Class A (Canada)	2,845	17,902

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	104,590	109,820

Triangle USA Petroleum Corp. F	33,520	461,235

Tribune Media Co. Class 1C F	297,958	74,489

Vantage Drilling International (Units) †	1,472	257,600

Total common stocks (cost $18,042,915)		$16,911,538

CONVERTIBLE PREFERRED STOCKS (0.8%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	2,467	$1,975,500

American Tower Corp. $5.50 cv. pfd. R	27,765	3,314,447

Belden, Inc. $6.75 cv. pfd.	23,665	2,351,118

EPR Properties Ser. C, $1.438 cv. pfd. R	58,913	1,670,737

iStar, Inc. $2.25 cv. pfd. R	17,260	881,641

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	17,275	1,887,812

Triangle USA Petroleum Corp. cv. pfd. F	552	552,000

Tyson Foods, Inc. $2.375 cv. pfd.	15,619	972,283

Total convertible preferred stocks (cost $12,165,247)		$13,605,538

	Principal
CONVERTIBLE BONDS AND NOTES (0.7%)*	amount	Value

CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $566,310) (Cayman Islands) ∆∆	$809,256	$1,294,810

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	3,073,000	3,735,616

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	1,581,000	4,006,847

ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	2,365,000	2,561,591

Total convertible bonds and notes (cost $7,606,599)		$11,598,864

High Yield Fund 37

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	35,854	$30,476

Total warrants (cost $—)				$30,476

		Principal amount/
SHORT-TERM INVESTMENTS (3.3%)*			shares	Value

Putnam Short Term Investment Fund 0.89% L		Shares	56,486,597	$56,486,597

U.S. Treasury Bills 0.774%, 7/13/17 §			$251,000	250,758

U.S. Treasury Bills 0.798%, 7/6/17 §			22,000	21,984

Total short-term investments (cost $56,759,357)				$56,759,339

TOTAL INVESTMENTS

Total investments (cost $1,653,798,798)				$1,690,324,262

Key to holding’s currency abbreviations

CAD	Canadian Dollar
GBP	British Pound

Key to holding’s abbreviations

DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2016 through May 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,694,488,030.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,391,848, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

38 High Yield Fund

At the close of the reporting period, the fund maintained liquid assets totaling $7,982,261 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 5/31/17 (aggregate face value $6,521,910) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Canadian Dollar	Sell	7/19/17	$463,212	$467,422	$4,210

Citibank, N.A.

	Canadian Dollar	Sell	7/19/17	919,684	923,349	3,665

Goldman Sachs International

	British Pound	Sell	6/21/17	2,854,054	2,866,107	12,053

JPMorgan Chase Bank N.A.

	British Pound	Sell	6/21/17	440,652	422,246	(18,406)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/19/17	1,833,885	1,842,786	8,901

Total						$10,423

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt *	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 28	B+/P	$587,684	$7,963,000	6/20/22	500 bp	$(72,964)
Index

Total		$587,684				$(72,964)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2017. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

High Yield Fund 39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Capital goods	$1,312,314	$—	$—

Communication services	—	—	25,156

Consumer cyclicals	1,000,668	—	74,489

Energy	6,337,735	479,137	74,358

Financials	7,400,823	—	—

Transportation	—	97,038	—

Utilities and power	—	109,820	—

Total common stocks	16,051,540	685,995	174,003

Convertible bonds and notes	—	11,598,864	—

Convertible preferred stocks	—	13,605,538	—

Corporate bonds and notes	—	1,491,568,922	642

Senior loans	—	99,848,943	—

Warrants	30,476	—	—

Short-term investments	56,486,597	272,742	—

Totals by level	$72,568,613	$1,617,581,004	$174,645

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$10,423	$—

Credit default contracts	—	(660,648)	—

Totals by level	$—	$(650,225)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40 High Yield Fund

Statement of assets and liabilities 5/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,597,312,201)	$1,633,837,665
Affiliated issuers (identified cost $56,486,597) (Notes 1 and 5)	56,486,597

Cash	2,195,739

Dividends, interest and other receivables	26,355,889

Receivable for shares of the fund sold	842,393

Receivable for investments sold	4,564,055

Unrealized appreciation on forward currency contracts (Note 1)	28,829

Prepaid assets	78,958

Total assets	1,724,390,125

LIABILITIES

Payable for investments purchased	23,632,981

Payable for shares of the fund repurchased	2,819,161

Payable for compensation of Manager (Note 2)	826,055

Payable for custodian fees (Note 2)	34,435

Payable for investor servicing fees (Note 2)	643,798

Payable for Trustee compensation and expenses (Note 2)	940,534

Payable for administrative services (Note 2)	6,304

Payable for distribution fees (Note 2)	616,565

Payable for variation margin (Note 1)	191

Unrealized depreciation on forward currency contracts (Note 1)	18,406

Other accrued expenses	363,665

Total liabilities	29,902,095

Net assets	$1,694,488,030

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,041,524,511

Distributions in excess of net investment income (Note 1)	(1,423,631)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(382,054,605)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	36,441,755

Total — Representing net assets applicable to capital shares outstanding	$1,694,488,030

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,106,406,376 divided by 186,328,470 shares)	$5.94

Offering price per class A share (100/96.00 of $5.94)*	$6.19

Net asset value and offering price per class B share ($25,847,206 divided by 4,468,370 shares)**	$5.78

Net asset value and offering price per class C share ($71,400,148 divided by 12,398,102 shares)**	$5.76

Net asset value and redemption price per class M share
($91,986,281 divided by 15,540,834 shares)	$5.92

Offering price per class M share (100/96.75 of $5.92)†	$6.12

Net asset value, offering price and redemption price per class R share
($31,156,215 divided by 5,265,744 shares)	$5.92

Net asset value, offering price and redemption price per class Y share
($367,691,804 divided by 59,044,747 shares)	$6.23

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 41

Statement of operations Six months ended 5/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $124,154 from investments in affiliated issuers) (Note 5)	$21,843,559

Dividends	190,100

Total investment income	22,033,659

EXPENSES

Compensation of Manager (Note 2)	1,993,570

Investor servicing fees (Note 2)	560,433

Custodian fees (Note 2)	13,141

Trustee compensation and expenses (Note 2)	24,020

Distribution fees (Note 2)	1,016,453

Administrative services (Note 2)	11,420

Other	429,335

Total expenses	4,048,372

Expense reduction (Note 2)	(1,859)

Net expenses	4,046,513

Net investment income	17,987,146

Net realized gain on investments (Notes 1 and 3)	228,658

Net realized loss on swap contracts (Note 1)	(509,152)

Net realized gain on foreign currency transactions (Note 1)	65,351

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(75,105)

Net unrealized appreciation of investments and swap contracts during the period	24,320,204

Net gain on investments	24,029,956

Net increase in net assets resulting from operations	$42,017,102

The accompanying notes are an integral part of these financial statements.

42 High Yield Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/17*	Year ended 11/30/16

Operations

Net investment income	$17,987,146	$29,443,958

Net realized loss on investments
and foreign currency transactions	(215,143)	(22,178,744)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	24,245,099	44,588,349

Net increase in net assets resulting from operations	42,017,102	51,853,563

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,173,502)	(17,910,395)

Class B	(409,965)	(742,459)

Class C	(785,010)	(998,914)

Class M	(2,114,414)	(4,334,287)

Class R	(670,962)	(1,347,122)

Class Y	(4,008,477)	(5,573,520)

Increase (decrease) from capital share transactions (Note 4)	1,127,849,194	(35,153,631)

Total increase (decrease) in net assets	1,149,703,966	(14,206,765)

NET ASSETS

Beginning of period	544,784,064	558,990,829

End of period (including distributions in excess of net
investment income of $1,423,631 and undistributed net
investment income of $4,739,490, respectively)	$1,694,488,030	$544,784,064

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Fund 43

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

May 31, 2017**	$5.78	.15	.17	.32	(.16)	(.16)	—	$5.94	5.64*	$1,106,406	.55*	2.53*	22*

November 30, 2016	5.56	.31	.23	.54	(.32)	(.32)	—	5.78	10.18	309,295	1.07[e]	5.48[e]	42

November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	—	5.56	(3.89)	319,716	1.04	5.48	29

November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	6.11	3.79	529,990	1.03	5.34	43

November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	6.20	7.84	565,904	1.04	5.85	49

November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—[d]	6.12	16.55	652,557	1.04	6.74	40

Class B

May 31, 2017**	$5.63	.13	.16	.29	(.14)	(.14)	—	$5.78	5.20*	$25,847	.92*	2.19*	22*

November 30, 2016	5.43	.26	.22	.48	(.28)	(.28)	—	5.63	9.24	14,950	1.82[e]	4.72[e]	42

November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	—	5.43	(4.67)	14,147	1.79	4.75	29

November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	5.98	3.23	16,893	1.78	4.59	43

November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	6.06	6.98	17,154	1.79	5.07	49

November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—[d]	5.99	15.48	15,257	1.79	5.94	40

Class C

May 31, 2017**	$5.61	.12	.17	.29	(.14)	(.14)	—	$5.76	5.26*	$71,400	.92*	2.17*	22*

November 30, 2016	5.41	.25	.24	.49	(.29)	(.29)	—	5.61	9.32	21,879	1.82[e]	4.67[e]	42

November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	—	5.41	(4.70)	17,292	1.79	4.75	29

November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	5.96	3.24	25,229	1.78	4.59	43

November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	6.04	7.01	28,949	1.79	5.08	49

November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—[d]	5.97	15.52	29,271	1.79	5.95	40

Class M

May 31, 2017**	$5.76	.14	.18	.32	(.16)	(.16)	—	$5.92	5.53*	$91,986	.67*	2.45*	22*

November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	77,471	1.32[e]	5.23[e]	42

November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	81,256	1.29	5.25	29

November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	112,526	1.28	5.10	43

November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	6.19	7.64	134,948	1.29	5.58	49

November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	6.11	16.13	123,203	1.29	6.51	40

Class R

May 31, 2017**	$5.76	.14	.18	.32	(.16)	(.16)	—	$5.92	5.55*	$31,156	.67*	2.45*	22*

November 30, 2016	5.54	.29	.24	.53	(.31)	(.31)	—	5.76	9.98	24,378	1.32[e]	5.23[e]	42

November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	24,431	1.29	5.25	29

November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	28,807	1.28	5.08	43

November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	6.19	7.64	24,687	1.29	5.59	49

November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	6.11	16.13	26,120	1.29	6.46	40

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 High Yield Fund	High Yield Fund 45

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class Y

May 31, 2017**	$6.05	.16	.19	.35	(.17)	(.17)	—	$6.23	5.82*	$367,692	.42*	2.66*	22*

November 30, 2016	5.80	.33	.26	.59	(.34)	(.34)	—	6.05	10.50	96,811	.82[e]	5.71[e]	42

November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	—	5.80	(3.86)	102,149.79		5.74	29

November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	6.37	4.16	192,542.78		5.61	43

November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	6.44	8.10	232,251.79		6.00	49

November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—[d]	6.34	16.76	119,803.79		6.99	40

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

46 High Yield Fund	High Yield Fund 47

Notes to financial statements 5/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2016 through May 31, 2017.

As of May 8, 2017, Putnam High Yield Advantage Fund was renamed Putnam High Yield Fund. Putnam High Yield Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

48 High Yield Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

High Yield Fund 49

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

50 High Yield Fund

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $42,277 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $18,406 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

High Yield Fund 51

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At November 30, 2016, the fund had a capital loss carryover of $90,185,644 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$634,646	$30,225,181	$30,859,827	*

59,325,817	N/A	59,325,817	November 30, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,654,024,222, resulting in gross unrealized appreciation and depreciation of $74,887,528 and $38,587,488, respectively, or net unrealized appreciation of $36,300,040.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

52 High Yield Fund

Putnam Management has contractually agreed, through March 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$328,723	Class R	20,223

Class B	13,204	Class Y	110,407

Class C	23,408	Total	$560,433

Class M	64,468

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,859 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $422, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

High Yield Fund 53

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$526,347

Class B	1.00%	1.00%	81,851

Class C	1.00%	1.00%	147,463

Class M	1.00%	0.50%	198,295

Class R	1.00%	0.50%	62,497

Total			$1,016,453

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,458 and $24 from the sale of class A and class M shares, respectively, and received $7,615 and $357 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $653 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, (Long-term)	$181,806,260	$153,037,261

U.S. government securities (Long-term)	—	—

Total	$181,806,260	$153,037,261

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	9,631,626	$57,742,916	10,715,474	$60,127,983

Shares issued in connection with
reinvestment of distributions	1,829,185	10,754,302	2,833,440	15,744,206

Shares issued in connection with the
merger of Putnam High Yield Trust Fund	133,323,321	787,026,660	—	—

	144,784,132	855,523,878	13,548,914	75,872,189

Shares repurchased	(11,965,532)	(70,437,142)	(17,580,575)	(98,499,694)

Net increase (decrease)	132,818,600	$785,086,736	(4,031,661)	$(22,627,505)

54 High Yield Fund

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	178,624	$927,868	450,556	$2,465,512

Shares issued in connection with
reinvestment of distributions	58,769	336,281	110,883	601,655

Shares issued in connection with the
merger of Putnam High Yield Trust Fund	1,960,101	11,273,194	—	—

	2,197,494	12,537,343	561,439	3,067,167

Shares repurchased	(382,358)	(2,193,813)	(515,942)	(2,810,164)

Net increase	1,815,136	$10,343,530	45,497	$257,003

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	1,328,427	$7,558,449	1,851,962	$10,046,901

Shares issued in connection with
reinvestment of distributions	118,428	675,538	149,283	810,864

Shares issued in connection with the
merger of Putnam High Yield Trust Fund	8,045,926	46,077,644	—	—

	9,492,781	54,311,631	2,001,245	10,857,765

Shares repurchased	(993,285)	(5,681,955)	(1,301,160)	(7,002,452)

Net increase	8,499,496	$48,629,676	700,085	$3,855,313

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	579,507	$2,624,950	100,425	$551,836

Shares issued in connection with
reinvestment of distributions	30,632	179,547	34,782	193,107

Shares issued in connection with the
merger of Putnam High Yield Trust Fund	2,206,868	12,983,534	—	—

	2,817,007	15,788,031	135,207	744,943

Shares repurchased	(720,035)	(4,219,360)	(1,352,642)	(7,463,003)

Net increase (decrease)	2,096,972	$11,568,671	(1,217,435)	$(6,718,060)

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	653,972	$3,625,291	1,408,494	$7,843,910

Shares issued in connection with
reinvestment of distributions	114,510	669,713	243,093	1,347,009

Shares issued in connection with the
merger of Putnam High Yield Trust Fund	1,390,270	8,177,632	—	—

	2,158,752	12,472,636	1,651,587	9,190,919

Shares repurchased	(1,124,186)	(6,591,437)	(1,829,280)	(10,155,129)

Net increase (decrease)	1,034,566	$5,881,199	(177,693)	$(964,210)

High Yield Fund 55

	SIX MONTHS ENDED 5/31/17		YEAR ENDED 11/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	10,991,881	$67,845,715	4,845,891	$28,680,254

Shares issued in connection with
reinvestment of distributions	608,886	3,751,697	926,053	5,385,281

Shares issued in connection with the
merger of Putnam High Yield Trust Fund	38,637,155	239,140,618	—	—

	50,237,922	310,738,030	5,771,944	34,065,535

Shares repurchased	(7,185,710)	(44,398,648)	(7,384,995)	(43,021,707)

Net increase (decrease)	43,052,212	$266,339,382	(1,613,051)	$(8,956,172)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of				end of the
	the reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$23,309,787	$147,203,098	$114,026,288	$124,154	$56,486,597

Totals	$23,309,787	$147,203,098	$114,026,288	$124,154	$56,486,597

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Acquisition of Putnam High Yield Trust

On May 8, 2017, the fund issued 133,323,321; 1,960,101; 8,045,926; 2,206,868; 1,390,270 and 38,637,155 class A, class B, class C, class M, class R, and class Y shares, respectively, for 102,575,817; 1,471,128; 6,066,094; 1,682,679; 1,092,362; and 31,949,627 class A, class B, class C, class M, class R and class Y shares of Putnam High Yield Trust to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam High Yield Trust, with a fair value of $1,068,704,680 and an identified cost of $1,050,423,181 at May 5, 2017, was the principal asset acquired by the fund. The net assets of the fund and Putnam High Yield Trust on May 5, 2017, were $584,134,939 and $1,104,679,284, respectively. On May 5, 2017, Putnam High Yield Trust had distributions in excess of net investment income of $3,987,937, accumulated

56 High Yield Fund

net realized loss of $291,058,489 and unrealized appreciation of $18,282,179. The aggregate net assets of the fund immediately following the acquisition were $1,688,814,223.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$43,485,769

Net gain on investments	$51,658,380

Net Increase in net assets resulting from operations	$95,144,149

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam High Yield Trust that have been included in the fund’s Statement of operations for the current fiscal period.

Note 10: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$4,700,000

Centrally cleared credit default contracts (notional)	$7,900,000

Warrants (number of warrants)	15,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$—	depreciation	$660,648*

Foreign exchange
contracts	Receivables	28,829	Payables	18,406

Equity contracts	Investments	30,476	Payables	—

Total		$59,305		$679,054

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio.

Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under	Forward currency
ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(509,152)	$(509,152)

Foreign exchange contracts	66,220	—	66,220

Total	$66,220	$(509,152)	$(442,932)

High Yield Fund 57

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for		Forward
as hedging instruments		currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$95,573	$95,573

Foreign exchange contracts	—	(55,065)	—	(55,065)

Equity contracts	30,476	—	—	30,476

Total	$30,476	$(55,065)	$95,573	$70,984

Note 11: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total

Assets:

Centrally cleared
credit default	$—	$—	$—	$—	$—	$—	$—
contracts§

Forward currency	4,210	—	3,665	12,053	—	8,901	28,829
contracts #

Total Assets	$4,210	$—	$3,665	$12,053	$—	$8,901	$28,829

Liabilities:

Centrally cleared
credit default	—	191	—	—	—	—	191
contracts§

Forward currency	—	—	—	—	18,406	—	18,406
contracts #

Total Liabilities	$—	$191	$—	$—	$18,406	$—	$18,597

Total Financial and
Derivative	$4,210	$(191)	$3,665	$12,053	$(18,406)	$8,901	$10,232
Net Assets

Total collateral
received	$—	$—	$—	$12,053	$—	$—
(pledged)†##

Net amount	$4,210	$(191)	$3,665	$—	$(18,406)	$8,901

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

58 High Yield Fund

Note 12: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and it’s adoption will have no effect on the fund’s net assets or results of operations.

High Yield Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Legal Counsel	Principal Executive Officer,	BSA Compliance Officer
Ropes & Gray LLP	and Compliance Liaison
Nancy E. Florek
	Robert T. Burns	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA032 306604 7/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2017